STAR FUNDS

                                AMENDMENT NO. 20
                              DECLARATION OF TRUST
                             DATED JANUARY 28, 1989

     THIS Declaration of Trust is amended as follows:

     DELETE the first paragraph of Section 5 of Article III from the Declaration of Trust and REPLACE it with the following:

          "Section 5.  Establishment and Designation of Series of Class.
          ----------------------------------------------------------------
          Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:


               Star Capital Appreciation Fund
                    A Shares
               Star Growth Equity Fund
                    B Shares
                    Y Shares
               Star International Equity Fund
                    A Shares
               Star Market Capitalization Fund
                    C Shares
               Star Ohio Tax-Free Money Market Fund
                    C Shares
               Star Relative Value Fund
                    A Shares
                    B Shares
                    Y Shares
               Star Strategic Income Fund
                    B Shares
               Star Tax-Free Money Market Fund
                    C Shares
               Star Treasury Fund
                    C Shares
                    Y Shares
               Star U.S. Government Income Fund
                    A Shares
                    B Shares
               The Stellar Fund
                    A Shares
                    Y Shares
               The Stellar Insured Tax-Free Bond Fund
                    A Shares

     The undersigned herby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 13th day of February, 1998.

     WITNESS the due execution hereof this 13th day of February, 1998


/s/ Thomas L. Conlan, Jr.                    /s/ William H. Zimmer, III
--------------------------------             ----------------------------
Thomas L. Conlan, Jr.                        William H. Zimmer, III



/s/ Edward C. Gonzales                  /s/ Dawn M. Hornback
--------------------------------             ----------------------------
Edward C. Gonzales                          Dawn M. Hornback


/s/ Alfred Gottschalk                        /s/ Lawrence M. Turner
--------------------------------             ----------------------------
Alfred Gottschalk                            Lawrence M. Turner


/s/ Robert J. Hill
--------------------------------
Robert J. Hill